Exhibit 10.4

                                VOTING AGREEMENT

         This Voting Agreement (this "Agreement") is made and entered into as of October 30, 2002, among the undersigned shareholders, including Desarollo Integrado, S.A. de C.V. ("Desarollo"), which shall become a shareholder as of even date herewith (collectively, the "Shareholders"), of Precision Auto Care, Inc., a Virginia corporation (the "Company").

                                    RECITALS

         A. Concurrently with the execution of this Agreement, Precision Funding, LLC ("Precision Funding"), Arthur C. Kellar ("Kellar"), Desarollo and the Company are entering into an Exchange Agreement (the "Exchange Agreement") that provides, among other things, for the contribution of certain debentures held by Precision Funding and Kellar in exchange for the issuance by the Company of certain equity consideration consisting of common stock, preferred stock and warrants (the "Exchange Equity Consideration").

         B. The Company's Articles of Incorporation currently do not provide for a sufficient number of authorized but unissued shares of capital stock to issue the common stock and common stock issuable upon exercise of the warrants comprising the Exchange Equity Consideration.

         C. Pursuant to the Exchange Agreement, the Company has agreed to submit to its shareholders at its 2002 Annual Meeting of Shareholders (the "Meeting") a proposal (the "Proposal") to amend the Company's Articles of Incorporation to increase the number of its authorized but unissued shares of capital stock from 20,000,000 to 40,000,000, including 39,000,000 shares of common stock and 1,000,000 shares of preferred stock.

         D. The Shareholders are or will become as of the date hereof the beneficial owners (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the number of outstanding shares of capital stock of the Company indicated on Annex 1 to this Agreement.

         E. As a material inducement to enter into the Exchange Agreement, Precision Funding, Desarollo, Kellar and the Company desire each of the Shareholders to agree, and in consideration for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Shareholders is willing to agree, to vote the Shares and New Shares (each as defined below) in favor of approval of the Proposal at the Meeting and at any subsequent shareholders' meeting at which a similar proposal is submitted for shareholder approval held within two years from the date hereof (a "Subsequent Meeting").

         NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

         1. Agreement to Vote Shares; Additional Purchases; Transfers and Encumbrance.

              1.1 Agreement to Vote Shares. During the term of this Agreement, at the Meeting and at any Subsequent Meeting (whether in person or represented by proxy), and at every adjournment thereof, and on every action or approval by written consent of the shareholders of the Company with respect to the Proposal or any similar proposal, each Shareholder shall vote or cause to be voted the Shares and any New Shares (as defined below):

              (a) in favor of approval of the Proposal or any similar proposal, including all actions contemplated thereby and all actions necessary or desirable in furtherance thereof; and

              (b) against any proposal made in opposition to, or in competition with, the Proposal or any similar proposal.

              1.2 Additional Shareholder Covenants. Until the termination of this Agreement, (a) no Shareholder shall enter into any voting agreement or grant any proxy or power of attorney with respect to the Shares or any New Shares that is inconsistent with the purposes and intent of this Agreement, and
(b) each Shareholder shall use his or its best efforts (within his or its power) to cause the Proposal to be approved by the requisite vote of all outstanding shares of stock of the Company.

              1.3 Definition. For purposes of this Agreement, "Shares" shall mean all issued and outstanding shares of capital stock of the Company of which a Shareholder is the beneficial owner or over which a Shareholder has voting control, including any securities convertible into or exercisable or exchangeable for shares of the Company's capital stock, all as set forth on Annex 1 attached hereto.

              1.4 Additional Purchases. Each Shareholder agrees that any shares of capital stock of the Company that such Shareholder purchases, or with respect to which such Shareholder otherwise acquires beneficial ownership or voting control after the execution of this Agreement and prior to the date of termination of this Agreement ("New Shares"), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

              1.5 Transfer and Encumbrance. During the term of this Agreement, each Shareholder agrees not to transfer, sell, exchange, pledge, gift, or otherwise dispose of or encumber (collectively, "Transfer") record ownership or beneficial ownership, or both, of any of the Shares or any New Shares or to discuss, negotiate, or make any offer or agreement relating thereto; provided, however, the foregoing restriction on Transfers shall not apply to any Shares or New Shares owned or controlled by Kellar or Desarollo if the Proposal is not approved by the Company's shareholders at the Meeting.

         2. Irrevocable Proxy. Concurrently with the execution of this Agreement, each Shareholder shall deliver to the Company a proxy in the form attached hereto as Exhibit A (the "Proxy") with respect to the Shares and New Shares, which, subject to Section 5 hereof, shall be coupled with an interest and irrevocable to the fullest extent permitted by applicable law.

         3. Representations and Warranties of each Shareholder. Each Shareholder represents and warrants that (i) he or it is the record owner or beneficial owner of his or its Shares free and clear of any liens, claims, pledges, options, rights of first refusal, limitations on voting (except as provided herein), charges or other encumbrances, and does not beneficially or of record own any equity securities of the Company other than his or its applicable Shares, (ii) he or it has not appointed or granted any proxy (other than the Proxy granted hereunder) that is still effective with respect to his or its Shares, (iii) he or it has full legal capacity and authority to vote and direct the voting of the Shares with respect to the matters contemplated hereby and has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy, (iv) this Agreement and all instruments, documents and agreements contemplated hereby to be executed by or on behalf of such Shareholder (including, without limitation the Proxy) have been duly executed and delivered by such Shareholder and constitute the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with their terms, and (v) neither the execution, delivery or performance by such Shareholder of this Agreement, nor the consummation by such Shareholder of the transactions contemplated hereby, will (A) violate, conflict with or result in a breach of any agreement, contract or other instrument to which such Shareholder is a party, or (B) violate or conflict with any order, decree, law, rule or regulation applicable to such Shareholder or by which any property or asset of such Shareholder is bound.

         4. Additional Documents. Each Shareholder agrees to execute and deliver any additional documents necessary or desirable to carry out the intent of this Agreement or otherwise required in connection with the approval by the Company's shareholders of the Proposal.

         5. Termination. This Agreement and the Proxy shall terminate as of the earlier to occur of (i) such date and time as the Proposal or any similar proposal shall be approved by the shareholders of the Company or (ii) two years from the date hereof.

         6.   Miscellaneous.

              6.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

              6.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and any person or entity to which record or beneficial ownership of such Shares or New Shares shall pass, whether by operation of law or otherwise, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties.

         6.3 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

         6.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that there will be irreparable harm and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Shareholders set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to the parties hereto upon any such violation, each party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available at law or in equity. This Agreement and the covenants of the Shareholders set forth herein are intended for and shall inure to the benefit of the Company, its successors and assigns, and the Company and its successors and assigns shall be entitled to assert and enforce, and shall be entitled to all rights and remedies with respect to, such covenants as an express third party beneficiary under this Agreement.

         6.5 Notices. All notices and other communications relating to this Agreement shall be in writing, shall be (i) upon delivery, if delivered personally or by commercial messenger or courier service, (ii) one business day after the day of a facsimile transmission, if sent by facsimile with confirming copy by U.S. mail (first class, postage prepaid), or (iv) one business day after the business day of deposit with Federal Express or similar carrier for overnight delivery, freight prepaid, in each case to the parties at the addresses (or at such other address for a party as shall be specified by like notice) set forth on Annex 1.

         6.6 Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to its conflicts of laws provisions.

         6.7 Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

         6.8 Effective Date. This Agreement shall become effective upon execution of the Exchange Agreement.

         IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date and year first above written.

                                              DESAROLLO INTEGRADO, S.A. de C.V.


                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

                                              __________________________________
                                              Louis M. Brown, Jr.

                                              __________________________________
                                              Arthur C. Kellar

                                              __________________________________
                                              Woodley A. Allen

                                              __________________________________
                                              Lynn E. Caruthers

                                              __________________________________
                                              Bernard H. Clineburg

                                              __________________________________
                                              John D. Sanders, Ph.D

                                             ___________________________________
                                             Bassam N. Ibrahim

                                             ___________________________________
                                             Robert R. Falconi

                                             ___________________________________
                                             John T. Wiegand

                                             ___________________________________
                                             Mauricio Zambrano


                                             FALCON SOLUTIONS, Ltd.

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                     ANNEX 1

         Each Shareholder beneficially owns and has voting control over the following capital stock of the Company:

Shareholder                Address for Notice                      Capital Stock
-----------                ------------------                      -------------
Desarollo Integrado,       Blvd. Diaz Ordaz #200                               0
   S.A. de C.V.            Col. Santa Maria
                           Monterrey, N.L. CP 64650
                           Attn: Mauricio Zambrano

Louis M. Brown, Jr.        c/o Precision Auto Care, Inc.               2,725,380
                           748 Miller Drive, S.E.
                           Leesburg, Virginia 20175


Arthur C. Kellar           106 Ebbtide Drive                           1,849,594
                           North Palm Beach, Florida 33408

Woodley A. Allen           2831 Rifle Ridge Road                          29,588
                           Oakton, Virginia 22124

Lynn E. Caruthers          c/o Caruthers Properties, Ltd.                216,906
                           4600 North Fairfax Drive, Suite 1000
                           Arlington, Virginia 22203

Bernard H. Clineburg       2707 North Wakefield Street                    26,097
                           Arlington, Virginia 22204

John D. Sanders, Ph.D.     2500 Virginia Avenue                           58,200
                           Watergate East - 1408-S
                           Washington, D.C. 20037

Bassam N. Ibrahim          1555 Shelford Ct.                              20,348
                           Vienna, Virginia 22182

Robert R. Falconi          c/o Precision Auto Care, Inc.                 344,779
                           748 Miller Drive, S.E.
                           Leesburg, Virginia 20175

John T. Wiegand            43289 Hill Head Place                          16,250
                           Leesburg, Virginia 20176-3903

Falcon Solutions, Ltd.     Blvd. Diaz Ordaz #200                       1,824,594
                           Col. Santa Maria
                           Monterrey, N.L. CP 64650
                           Attn:  Mauricio Zambrano

Mauricio Zambrano          Blvd. Diaz Ordaz #200                           3,597
                           Col. Santa Maria
                           Monterrey, N.L. CP 64650

                                    EXHIBIT A

                                IRREVOCABLE PROXY

         The undersigned Shareholder of Precision Auto Care, Inc., a Virginia corporation (the "Company"), hereby irrevocably appoints Robert R. Falconi, Frederick F. Simmons and Everett Casey, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the voting of the Shares and New Shares on the matters described below (and on no other matter), until such time as the Voting Agreement shall be terminated in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

         This proxy is irrevocable (to the fullest extent permitted by law and subject to the termination of the Proxy as set forth in Section 5 of the Voting Agreement of even date among certain shareholders of the Company (the "Voting Agreement")), is granted pursuant to the Voting Agreement, is granted in consideration of Precision Funding, Desarollo, Kellar and the Company entering into that certain Exchange Agreement and is coupled with an interest. The attorneys and proxies named above will be empowered at any time prior to the termination of this proxy pursuant to Section 5 of the Voting Agreement to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares and the New Shares) of the undersigned at the Meeting and at any Subsequent Meeting, and in every written consent in lieu of any such meeting, to vote the Shares and the New
Shares:

         (i) in favor of approval of the Proposal or any similar proposal including all actions contemplated thereby and all actions necessary or desirable in furtherance thereof; and

         (ii) against any proposal made in opposition to, or in competition with, the Proposal or any similar proposal (collectively, the matters identified in clauses "(i)" and "(ii)" hereof are referred to herein as the "Specified Matters").

         The attorneys and proxies named above shall exercise this proxy only to vote the Shares and any New Shares in respect of the Specified Matters at any time prior to the termination of this proxy pursuant to Section 5 of the Voting Agreement, at the Meeting and at any Subsequent Meeting and in every written consent in lieu of such meeting. The undersigned Shareholder may vote the Shares and New Shares on all matters other than the Specified Matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

         All capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Voting Agreement.

         This proxy is irrevocable and coupled with an interest.

         Dated: October 30, 2002

         Signature of Shareholder: _________________________________

         Print Name of Shareholder: ________________________________
                                          Louis M. Brown, Jr.

                                    EXHIBIT A

                                IRREVOCABLE PROXY

         The undersigned Shareholder of Precision Auto Care, Inc., a Virginia corporation (the "Company"), hereby irrevocably appoints Robert R. Falconi, Frederick F. Simmons and Everett Casey, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the voting of the Shares and New Shares on the matters described below (and on no other matter), until such time as the Voting Agreement shall be terminated in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

         This proxy is irrevocable (to the fullest extent permitted by law and subject to the termination of the Proxy as set forth in Section 5 of the Voting Agreement of even date among certain shareholders of the Company (the "Voting Agreement")), is granted pursuant to the Voting Agreement, is granted in consideration of Precision Funding, Desarollo, Kellar and the Company entering into that certain Exchange Agreement and is coupled with an interest. The attorneys and proxies named above will be empowered at any time prior to the termination of this proxy pursuant to Section 5 of the Voting Agreement to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares and the New Shares) of the undersigned at the Meeting and at any Subsequent Meeting, and in every written consent in lieu of any such meeting, to vote the Shares and the New
Shares:

         (i) in favor of approval of the Proposal or any similar proposal including all actions contemplated thereby and all actions necessary or desirable in furtherance thereof; and

         (ii) against any proposal made in opposition to, or in competition with, the Proposal or any similar proposal (collectively, the matters identified in clauses "(i)" and "(ii)" hereof are referred to herein as the "Specified Matters").

         The attorneys and proxies named above shall exercise this proxy only to vote the Shares and any New Shares in respect of the Specified Matters at any time prior to the termination of this proxy pursuant to Section 5 of the Voting Agreement, at the Meeting and at any Subsequent Meeting and in every written consent in lieu of such meeting. The undersigned Shareholder may vote the Shares and New Shares on all matters other than the Specified Matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

         All capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Voting Agreement.

         This proxy is irrevocable and coupled with an interest.

         Dated: October 30, 2002

         Signature of Shareholder: _________________________________

         Print Name of Shareholder: ________________________________
                                           Arthur C. Kellar

                                    EXHIBIT A

                                IRREVOCABLE PROXY

         The undersigned Shareholder of Precision Auto Care, Inc., a Virginia corporation (the "Company"), hereby irrevocably appoints Robert R. Falconi, Frederick F. Simmons and Everett Casey, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the voting of the Shares and New Shares on the matters described below (and on no other matter), until such time as the Voting Agreement shall be terminated in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

         This proxy is irrevocable (to the fullest extent permitted by law and subject to the termination of the Proxy as set forth in Section 5 of the Voting Agreement of even date among certain shareholders of the Company (the "Voting Agreement")), is granted pursuant to the Voting Agreement, is granted in consideration of Precision Funding, Desarollo, Kellar and the Company entering into that certain Exchange Agreement and is coupled with an interest. The attorneys and proxies named above will be empowered at any time prior to the termination of this proxy pursuant to Section 5 of the Voting Agreement to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares and the New Shares) of the undersigned at the Meeting and at any Subsequent Meeting, and in every written consent in lieu of any such meeting, to vote the Shares and the New
Shares:

         (i) in favor of approval of the Proposal or any similar proposal including all actions contemplated thereby and all actions necessary or desirable in furtherance thereof; and

         (ii) against any proposal made in opposition to, or in competition with, the Proposal or any similar proposal (collectively, the matters identified in clauses "(i)" and "(ii)" hereof are referred to herein as the "Specified Matters").

         The attorneys and proxies named above shall exercise this proxy only to vote the Shares and any New Shares in respect of the Specified Matters at any time prior to the termination of this proxy pursuant to Section 5 of the Voting Agreement, at the Meeting and at any Subsequent Meeting and in every written consent in lieu of such meeting. The undersigned Shareholder may vote the Shares and New Shares on all matters other than the Specified Matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

         All capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Voting Agreement.

         This proxy is irrevocable and coupled with an interest.

         Dated: October 30, 2002

         Signature of Shareholder: _________________________________

         Print Name of Shareholder: ________________________________
                                         Woodley A. Allen

                                    EXHIBIT A

                                IRREVOCABLE PROXY

         The undersigned Shareholder of Precision Auto Care, Inc., a Virginia corporation (the "Company"), hereby irrevocably appoints Robert R. Falconi, Frederick F. Simmons and Everett Casey, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the voting of the Shares and New Shares on the matters described below (and on no other matter), until such time as the Voting Agreement shall be terminated in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

         This proxy is irrevocable (to the fullest extent permitted by law and subject to the termination of the Proxy as set forth in Section 5 of the Voting Agreement of even date among certain shareholders of the Company (the "Voting Agreement")), is granted pursuant to the Voting Agreement, is granted in consideration of Precision Funding, Desarollo, Kellar and the Company entering into that certain Exchange Agreement and is coupled with an interest. The attorneys and proxies named above will be empowered at any time prior to the termination of this proxy pursuant to Section 5 of the Voting Agreement to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares and the New Shares) of the undersigned at the Meeting and at any Subsequent Meeting, and in every written consent in lieu of any such meeting, to vote the Shares and the New
Shares:

         (i) in favor of approval of the Proposal or any similar proposal including all actions contemplated thereby and all actions necessary or desirable in furtherance thereof; and

         (ii) against any proposal made in opposition to, or in competition with, the Proposal or any similar proposal (collectively, the matters identified in clauses "(i)" and "(ii)" hereof are referred to herein as the "Specified Matters").

         The attorneys and proxies named above shall exercise this proxy only to vote the Shares and any New Shares in respect of the Specified Matters at any time prior to the termination of this proxy pursuant to Section 5 of the Voting Agreement, at the Meeting and at any Subsequent Meeting and in every written consent in lieu of such meeting. The undersigned Shareholder may vote the Shares and New Shares on all matters other than the Specified Matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

         All capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Voting Agreement.

         This proxy is irrevocable and coupled with an interest.

         Dated: October 30, 2002

         Signature of Shareholder: _________________________________

         Print Name of Shareholder: ________________________________
                                          Lynn E. Caruthers

                                    EXHIBIT A

                                IRREVOCABLE PROXY

         The undersigned Shareholder of Precision Auto Care, Inc., a Virginia corporation (the "Company"), hereby irrevocably appoints Robert R. Falconi, Frederick F. Simmons and Everett Casey, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the voting of the Shares and New Shares on the matters described below (and on no other matter), until such time as the Voting Agreement shall be terminated in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

         This proxy is irrevocable (to the fullest extent permitted by law and subject to the termination of the Proxy as set forth in Section 5 of the Voting Agreement of even date among certain shareholders of the Company (the "Voting Agreement")), is granted pursuant to the Voting Agreement, is granted in consideration of Precision Funding, Desarollo, Kellar and the Company entering into that certain Exchange Agreement and is coupled with an interest. The attorneys and proxies named above will be empowered at any time prior to the termination of this proxy pursuant to Section 5 of the Voting Agreement to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares and the New Shares) of the undersigned at the Meeting and at any Subsequent Meeting, and in every written consent in lieu of any such meeting, to vote the Shares and the New
Shares:

         (i) in favor of approval of the Proposal or any similar proposal including all actions contemplated thereby and all actions necessary or desirable in furtherance thereof; and

         (ii) against any proposal made in opposition to, or in competition with, the Proposal or any similar proposal (collectively, the matters identified in clauses "(i)" and "(ii)" hereof are referred to herein as the "Specified Matters").

         The attorneys and proxies named above shall exercise this proxy only to vote the Shares and any New Shares in respect of the Specified Matters at any time prior to the termination of this proxy pursuant to Section 5 of the Voting Agreement, at the Meeting and at any Subsequent Meeting and in every written consent in lieu of such meeting. The undersigned Shareholder may vote the Shares and New Shares on all matters other than the Specified Matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

         All capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Voting Agreement.

         This proxy is irrevocable and coupled with an interest.

         Dated: October 30, 2002

         Signature of Shareholder: ____________________________

         Print Name of Shareholder: ___________________________
                                       Bernard H. Clineburg

                                    EXHIBIT A

                                IRREVOCABLE PROXY

         The undersigned Shareholder of Precision Auto Care, Inc., a Virginia corporation (the "Company"), hereby irrevocably appoints Robert R. Falconi, Frederick F. Simmons and Everett Casey, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the voting of the Shares and New Shares on the matters described below (and on no other matter), until such time as the Voting Agreement shall be terminated in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

         This proxy is irrevocable (to the fullest extent permitted by law and subject to the termination of the Proxy as set forth in Section 5 of the Voting Agreement of even date among certain shareholders of the Company (the "Voting Agreement")), is granted pursuant to the Voting Agreement, is granted in consideration of Precision Funding, Desarollo, Kellar and the Company entering into that certain Exchange Agreement and is coupled with an interest. The attorneys and proxies named above will be empowered at any time prior to the termination of this proxy pursuant to Section 5 of the Voting Agreement to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares and the New Shares) of the undersigned at the Meeting and at any Subsequent Meeting, and in every written consent in lieu of any such meeting, to vote the Shares and the New
Shares:

         (i) in favor of approval of the Proposal or any similar proposal including all actions contemplated thereby and all actions necessary or desirable in furtherance thereof; and

         (ii) against any proposal made in opposition to, or in competition with, the Proposal or any similar proposal (collectively, the matters identified in clauses "(i)" and "(ii)" hereof are referred to herein as the "Specified Matters").

         The attorneys and proxies named above shall exercise this proxy only to vote the Shares and any New Shares in respect of the Specified Matters at any time prior to the termination of this proxy pursuant to Section 5 of the Voting Agreement, at the Meeting and at any Subsequent Meeting and in every written consent in lieu of such meeting. The undersigned Shareholder may vote the Shares and New Shares on all matters other than the Specified Matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

         All capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Voting Agreement.

         This proxy is irrevocable and coupled with an interest.

         Dated: October 30, 2002

         Signature of Shareholder: ____________________________

         Print Name of Shareholder: ___________________________
                                       John D. Sanders, Ph.D

                                    EXHIBIT A

                                IRREVOCABLE PROXY

         The undersigned Shareholder of Precision Auto Care, Inc., a Virginia corporation (the "Company"), hereby irrevocably appoints Robert R. Falconi, Frederick F. Simmons and Everett Casey, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the voting of the Shares and New Shares on the matters described below (and on no other matter), until such time as the Voting Agreement shall be terminated in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

         This proxy is irrevocable (to the fullest extent permitted by law and subject to the termination of the Proxy as set forth in Section 5 of the Voting Agreement of even date among certain shareholders of the Company (the "Voting Agreement")), is granted pursuant to the Voting Agreement, is granted in consideration of Precision Funding, Desarollo, Kellar and the Company entering into that certain Exchange Agreement and is coupled with an interest. The attorneys and proxies named above will be empowered at any time prior to the termination of this proxy pursuant to Section 5 of the Voting Agreement to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares and the New Shares) of the undersigned at the Meeting and at any Subsequent Meeting, and in every written consent in lieu of any such meeting, to vote the Shares and the New
Shares:

         (i) in favor of approval of the Proposal or any similar proposal including all actions contemplated thereby and all actions necessary or desirable in furtherance thereof; and

         (ii) against any proposal made in opposition to, or in competition with, the Proposal or any similar proposal (collectively, the matters identified in clauses "(i)" and "(ii)" hereof are referred to herein as the "Specified Matters").

         The attorneys and proxies named above shall exercise this proxy only to vote the Shares and any New Shares in respect of the Specified Matters at any time prior to the termination of this proxy pursuant to Section 5 of the Voting Agreement, at the Meeting and at any Subsequent Meeting and in every written consent in lieu of such meeting. The undersigned Shareholder may vote the Shares and New Shares on all matters other than the Specified Matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

         All capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Voting Agreement.

         This proxy is irrevocable and coupled with an interest.

         Dated: October 30, 2002

         Signature of Shareholder: ____________________________

         Print Name of Shareholder: ___________________________
                                         Bassam N. Ibrahim

                                    EXHIBIT A

                                IRREVOCABLE PROXY

         The undersigned Shareholder of Precision Auto Care, Inc., a Virginia corporation (the "Company"), hereby irrevocably appoints Robert R. Falconi, Frederick F. Simmons and Everett Casey, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the voting of the Shares and New Shares on the matters described below (and on no other matter), until such time as the Voting Agreement shall be terminated in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

         This proxy is irrevocable (to the fullest extent permitted by law and subject to the termination of the Proxy as set forth in Section 5 of the Voting Agreement of even date among certain shareholders of the Company (the "Voting Agreement")), is granted pursuant to the Voting Agreement, is granted in consideration of Precision Funding, Desarollo, Kellar and the Company entering into that certain Exchange Agreement and is coupled with an interest. The attorneys and proxies named above will be empowered at any time prior to the termination of this proxy pursuant to Section 5 of the Voting Agreement to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares and the New Shares) of the undersigned at the Meeting and at any Subsequent Meeting, and in every written consent in lieu of any such meeting, to vote the Shares and the New
Shares:

         (i) in favor of approval of the Proposal or any similar proposal including all actions contemplated thereby and all necessary or desirable in furtherance thereof; and

         (ii) against any proposal made in opposition to, or in competition with, the Proposal or any similar proposal (collectively, the matters identified in clauses "(i)" and "(ii)" hereof are referred to herein as the "Specified Matters").

         The attorneys and proxies named above shall exercise this proxy only to vote the Shares and any New Shares in respect of the Specified Matters at any time prior to the termination of this proxy pursuant to Section 5 of the Voting Agreement, at the Meeting and at any Subsequent Meeting and in every written consent in lieu of such meeting. The undersigned Shareholder may vote the Shares and New Shares on all matters other than the Specified Matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

         All capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Voting Agreement.

         This proxy is irrevocable and coupled with an interest.

         Dated: October 30, 2002

         Signature of Shareholder: ____________________________

         Print Name of Shareholder: ___________________________
                                         Robert R. Falconi

                                    EXHIBIT A

                                IRREVOCABLE PROXY

         The undersigned Shareholder of Precision Auto Care, Inc., a Virginia corporation (the "Company"), hereby irrevocably appoints Robert R. Falconi, Frederick F. Simmons and Everett Casey, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the voting of the Shares and New Shares on the matters described below (and on no other matter), until such time as the Voting Agreement shall be terminated in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

         This proxy is irrevocable (to the fullest extent permitted by law and subject to the termination of the Proxy as set forth in Section 5 of the Voting Agreement of even date among certain shareholders of the Company (the "Voting Agreement")), is granted pursuant to the Voting Agreement, is granted in consideration of Precision Funding, Desarollo, Kellar and the Company entering into that certain Exchange Agreement and is coupled with an interest. The attorneys and proxies named above will be empowered at any time prior to the termination of this proxy pursuant to Section 5 of the Voting Agreement to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares and the New Shares) of the undersigned at the Meeting and at any Subsequent Meeting, and in every written consent in lieu of any such meeting, to vote the Shares and the New
Shares:

         (i) in favor of approval of the Proposal or any similar proposal including all actions contemplated thereby and all actions necessary or desirable in furtherance thereof; and

         (ii) against any proposal made in opposition to, or in competition with, the Proposal or any similar proposal (collectively, the matters identified in clauses "(i)" and "(ii)" hereof are referred to herein as the "Specified Matters").

         The attorneys and proxies named above shall exercise this proxy only to vote the Shares and any New Shares in respect of the Specified Matters at any time prior to the termination of this proxy pursuant to Section 5 of the Voting Agreement, at the Meeting and at any Subsequent Meeting and in every written consent in lieu of such meeting. The undersigned Shareholder may vote the Shares and New Shares on all matters other than the Specified Matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

         All capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Voting Agreement.

         This proxy is irrevocable and coupled with an interest.

         Dated:   October 30, 2002

         Signature of Shareholder: ____________________________

         Print Name of Shareholder: ___________________________
                                        John T. Wiegand

                                    EXHIBIT A

                                IRREVOCABLE PROXY

         The undersigned Shareholder of Precision Auto Care, Inc., a Virginia corporation (the "Company"), hereby irrevocably appoints Robert R. Falconi, Frederick F. Simmons and Everett Casey, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the voting of the Shares and New Shares on the matters described below (and on no other matter), until such time as the Voting Agreement shall be terminated in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

         This proxy is irrevocable (to the fullest extent permitted by law and subject to the termination of the Proxy as set forth in Section 5 of the Voting Agreement of even date among certain shareholders of the Company (the "Voting Agreement")), is granted pursuant to the Voting Agreement, is granted in consideration of Precision Funding, Desarollo, Kellar and the Company entering into that certain Exchange Agreement and is coupled with an interest. The attorneys and proxies named above will be empowered at any time prior to the termination of this proxy pursuant to Section 5 of the Voting Agreement to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares and the New Shares) of the undersigned at the Meeting and at any Subsequent Meeting, and in every written consent in lieu of any such meeting, to vote the Shares and the New
Shares:

         (i) in favor of approval of the Proposal or any similar proposal including all actions contemplated thereby and all actions necessary or desirable in furtherance thereof; and

         (ii) against any proposal made in opposition to, or in competition with, the Proposal or any similar proposal (collectively, the matters identified in clauses "(i)" and "(ii)" hereof are referred to herein as the "Specified Matters").

         The attorneys and proxies named above shall exercise this proxy only to vote the Shares and any New Shares in respect of the Specified Matters at any time prior to the termination of this proxy pursuant to Section 5 of the Voting Agreement, at the Meeting and at any Subsequent Meeting and in every written consent in lieu of such meeting. The undersigned Shareholder may vote the Shares and New Shares on all matters other than the Specified Matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

         All capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Voting Agreement.

         This proxy is irrevocable and coupled with an interest.

         Dated: October 30, 2002

         Signature of Shareholder: ____________________________

         Print Name of Shareholder: ___________________________
                                        Mauricio Zambrano